EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ira M. Dansky and John T. McClain, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that I may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ Wesley R. Card Wesley R. Card

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley R. Card, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, John T. McClain, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ John T. McClain John T. McClain February 9, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. McClain, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Ira M. Dansky, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Ira M. Dansky Ira M. Dansky February 9, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ira M. Dansky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ Sidney Kimmel Sidney Kimmel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that I may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ John T. McClain John T. McClain

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. McClain, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Wesley R. Card, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Wesley R. Card Wesley R. Card February 9, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley R. Card, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Ira M. Dansky, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Ira M. Dansky Ira M. Dansky February 9, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ira M. Dansky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9th, 2010.

/s/ Christopher R. Cade Christopher R. Cade

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ Matthew H. Kamens Matthew H. Kamens

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that I may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ J. Robert Kerrey J. Robert Kerrey

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared J. Robert Kerrey, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Elizabeth Palombo Notary Public Elizabeth Palombo NOTARY PUBLIC, State of New York No. 02PA6190817 Comm. Exp. 8/4/12 Commission in Queens County

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Wesley R. Card, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Wesley R. Card Wesley R. Card February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley R. Card, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, John T. McClain, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ John T. McClain John T. McClain February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. McClain, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Ira M. Dansky, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Ira M. Dansky Ira M. Dansky February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ira M. Dansky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that I may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 12, 2010.

/s/ Ann N. Reese Ann N. Reese

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF WESTCHESTER	)

        On the 12th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ann N. Reese, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Maria Silva Notary Public MARIA SILVA NOTARY PUBLIC, STATE OF NEW YORK QUALIFIED IN WESTCHESTER COUNTY No. 01S16189640 My Commission Expires 06/30/2012

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Wesley R. Card, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Wesley R. Card Wesley R. Card February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley R. Card, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, John T. McClain, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ John T. McClain John T. McClain February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. McClain, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Ira M. Dansky, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Ira M. Dansky Ira M. Dansky February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ira M. Dansky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 12, 2010.

/s/ Gerald C. Crotty Gerald C. Crotty

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that I may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ Lowell W. Robinson Lowell W. Robinson

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 9th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Lowell W. Robinson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Kisha Kingston Notary Public KISHA KINGSTON NOTARY PUBLIC, State of New York No. 01K16178138 Qualified in Bronx County Commission Expires November 19, 2011

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Wesley R. Card, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Wesley R. Card Wesley R. Card February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley R. Card, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, John T. McClain, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ John T. McClain John T. McClain February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. McClain, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

AGENT'S SIGNATURE AND ACKNOWLEDGEMENT OF APPOINTMENT

I, Ira M. Dansky, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

/s/ Ira M. Dansky Ira M. Dansky February 16, 2010

STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

        On the 16th day of February in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ira M. Dansky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual executed the instrument and such individual made such appearance before the undersigned in the situs indicated above.

/s/ Katherine Blaukopf Notary Public KATHERINE BLAUKOPF NOTARY PUBLIC, State of New York No. 01BL6024412 Qualified in New York County Commission Expires May 10, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 11, 2010.

/s/ Donna F. Zarcone Donna F. Zarcone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 9, 2010.

/s/ Margaret H. Georgiadis Margaret H. Georgiadis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Wesley R. Card, John T. McClain and Ira M. Dansky, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to the Form 10-K for the fiscal year ended December 31, 2009, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE AND ACKNOWLEDGEMENT

In Witness Whereof, I have hereunto signed my name on February 10, 2010.

/s/ Robert L. Mettler Robert L. Mettler